EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

THE FIFTH AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT

This FIRST AMENDMENT TO THE FIFTH AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT (this “Amendment”), dated as of March 30, 2023 amends the Fifth Amended and Restated Series 2010-6 Supplement (the “Series 2010-6 Supplement”), dated as of April 14, 2022, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, a “Funding Agent” with respect to such CP Conduit Purchaser), the entities set forth on Schedule I thereto as Committed Note Purchasers (each, a “Committed Note Purchaser”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2010-6 Noteholders (in such capacity, the “Series 2010-6 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2010-6 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable;

WHEREAS, pursuant to Section 11.11 of the Series 2010-6 Supplement, (x) the Series 2010-6 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2010-6 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;

WHEREAS, the parties desire to amend the Series 2010-6 Supplement to, among other things, (i) request a seasonal increase to both the Class A Maximum Invested Amount and the Class B Maximum Invested Amount, (ii) extend the Scheduled Expiry Date, (iii) revise certain concentration limitations, (iv) update provisions relating to non-program vehicle credit enhancement, (v) make certain changes to Exhibits J, K, L, M, N, O, P, Q, R, and S thereto in the forms of Schedule A to this amendment, (vi) add Exhibits T, U, V and W thereto in the forms

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

of Schedule A to this amendment and (vii) replace Schedule I thereto with a new Schedule I in the form of Schedule B to this Amendment;

WHEREAS, ABRCF has requested the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and the Series 2010-6 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder have agreed to, make the amendments described above as set forth herein;

NOW, THEREFORE, it is agreed:

1.      Amendments.

(a) The following definitions are (x) hereby amended and restated to the extent already set forth in Article I(b) of the Series 2010-6 Supplement as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined, (y) to the extent such definition is double underlined in its entirety, inserted into Article I(b) of the Series 2010-6 Supplement in the appropriate alphabetical order and (z) to the extent such definition is lined out in its entirety, deleted from Article I(b) of the Series 2010-6 Supplement:

“Class A Maximum Invested Amount” means, on any date of determination, the sum of the Class A Maximum Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date. The Class A Maximum Invested Amount shall be reduced by the Class A Maximum Purchaser Group Invested Amount of each Non-Extending Purchaser Group on the Class A Scheduled Expiry Date with respect to such Purchaser Group to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2010-6 Notes to a replacement Purchaser Group as provided in Section 2.6(d).

“Class A Maximum Purchaser Group Invested Amount” means, (1) prior to the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-A under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-A under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, and (2) on or after the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-B under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-B under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, in each case, as

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	2

such amount may be increased or reduced from time to time as provided in Section 2.6. The Class A Maximum Purchaser Group Invested Amount with respect to each Non-Extending Purchaser Group shall be reduced ~~to zero~~by the Class A Maximum Purchaser Group Invested Amount of such Non-Extending Purchaser Group on the Class A Scheduled Expiry Date with respect to such Purchaser Group to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2010-6 Notes to a replacement Purchaser Group as provided in Section 2.6(d).

“Class A Scheduled Expiry Date” means, (i) with respect to the Purchaser Group of which Natixis, New York Branch is a member, April 1, 2024, and (ii) with respect to any other Purchaser Group of the Class A Notes, ~~April 1, 2024~~March 31, 2025, in each case as such date may be extended in accordance with Section 2.6(b).

“Class B Maximum Invested Amount” means, on any date of determination, the sum of the Class B Maximum Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date. The Class B Maximum Invested Amount shall be reduced by the Class B Maximum Purchaser Group Invested Amount of each Non-Extending Purchaser Group on the Class B Scheduled Expiry Date with respect to such Purchaser Group to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2010-6 Notes to a replacement Purchaser Group as provided in Section 2.6(d).

“Class B Maximum Purchaser Group Invested Amount” means, (1) prior to the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-A under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-A under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, and (2) on or after the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-B under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-B under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, in each case, as such amount may be increased or reduced from time to time as provided in Section 2.6. The Class B Maximum Purchaser Group Invested Amount with respect to each Non-Extending Purchaser Group shall be reduced ~~to zero~~by the Class B Maximum Purchaser Group Invested Amount of such Non-Extending Purchaser Group on the Class B Scheduled Expiry Date with respect to such Purchaser Group to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2010-6 Notes to a replacement Purchaser Group as provided in Section 2.6(d).

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	3

“Class B Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class B Notes, ~~March 31, 2023~~April 1, 2024, as such date may be extended in accordance with Section 2.6(b).

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), SOFR for the day ~~(such day, a “SOFR Determination Date”)~~ that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.

“Reduction Date” means ~~October 31, 2022~~November 1, 2023.

“Series 2010-6 Class A DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 37.50% ~~and~~, (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) and (c) a percentage equal to the product of (x) the Series 2010-6 Excess Tesla Percentage and (y) 10%.

“Series 2010-6 Class A DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 28.50% ~~and~~, (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) and (c) a percentage equal to the product of (x) the Series 2010-6 Excess Tesla Percentage and (y) 10%.

“Series 2010-6 Class B DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 28.00% ~~and~~, (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) and (c) a percentage equal to the product of (x) the Series 2010-6 Excess Tesla Percentage and (y) 10%.

“Series 2010-6 Class B DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 21.00% ~~and~~, (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	4

(not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) and (c) a percentage equal to the product of (x) the Series 2010-6 Excess Tesla Percentage and (y) 10%.

“Series 2010-6 Excess Tesla Percentage” means, as of any date of determination, the greater of (1) zero and (2) the percentage equal to (x) a fraction (expressed as a percentage) equal to the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases divided by the aggregate Net Book Value of all Vehicles leased under the Leases minus (y) 15 percentage points.

“Series 2010-6 Incremental Enhancement Amount” means, as of any date of determination, the sum of:

(i)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(ii)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Isuzu Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Isuzu and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Isuzu and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iii)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru and leased under the Leases

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	5

as of the immediately preceding Business Day over the Series 2010-6 Maximum Subaru Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Subaru and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Subaru and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 12.5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iv)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Hyundai Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 55% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(v)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vi)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Kia Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	6

of all Vehicles manufactured by Kia and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 55% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vii)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Tesla Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Tesla and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) ~~10~~25% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(viii)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Land Rover and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Land Rover Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Land Rover and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Land Rover and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) ~~10~~12.5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(ix)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Jaguar and leased under the Leases as of the immediately preceding Business Day over the Series 2010-6 Maximum Jaguar Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Jaguar and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Jaguar and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) ~~10~~12.5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	7

2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(x)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of (A) if the Springing Amendment Condition (Non-Perfected Lien) is not satisfied, the Specified States Amount as of the immediately preceding Business Day over the Series 2010-6 Maximum Specified States Amount as of the immediately preceding Business Day or (B) if the Springing Amendment Condition (Non-Perfected Lien) is satisfied, the Net Book Value of all Vehicles leased under the Operating Leases with respect to which the lien under the Indenture is not perfected through a notation of such lien on the Certificate of Title or otherwise over the Series 2010-6 Maximum Non-Perfected Vehicle Amount (as applicable) as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma, and Nebraska and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(xi)     the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2010-6 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and

~~(xii)      the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles leased under the Leases as of the immediately preceding Business Day that were used vehicles at the time of their acquisition over the Series 2010-6 Maximum Used Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition over (B) 25% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6~~

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	8

~~AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and~~

(~~xi~~ixii)     if the Springing Amendment Condition (Trucks) has been satisfied, the greater of (x) the Series 2010-6 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles leased under the Leases as of the immediately preceding Business Day that were “medium duty” or “heavy duty” trucks at the time of their acquisition over the Series 2010-6 Maximum Medium/Heavy Duty Truck Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2010-6 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day that were ~~used vehicles at the time of their acquisition~~ “medium duty” or “heavy duty” trucks and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day that were “medium duty” or “heavy duty” trucks at the time of their acquisition over (B) 5% of the sum of (1) the Series 2010-6 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day.

“Series 2010-6 Maximum Amount” means any of the Series 2010-6 Maximum Manufacturer Amounts, the Series 2010-6 Maximum Non-Eligible Manufacturer Amount~~, the Series 2010-6 Maximum Non-Program Vehicle Amount,~~ the Series 2010-6 Maximum Specified States Amount (if applicable)~~,~~ or the Series 2010-6 Non-Perfected Vehicle Amount ~~or the Series 2010-6 Maximum Used Vehicle Amount~~.

“Series 2010-6 Maximum Invested Amount” means, on any date of determination, the sum of (i) the Maximum Purchaser Group Invested Amount and (ii) the Class R Maximum Invested Amount on such date; provided that on and after the Reduction Date, the Series 2010-6 Maximum Invested Amount shall be reduced in accordance with Section ~~3.14~~2.10.

“Series 2010-6 Maximum Jaguar Amount” means, as of any day, an amount equal to ~~10~~12.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2010-6 Maximum Land Rover Amount” means, as of any day, an amount equal to ~~10~~12.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

~~“Series 2010-6 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2010-6 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.~~

~~“Series 2010-6 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, the sum of (a) 85% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by a Bankrupt Manufacturer or a Manufacturer with respect to which a Manufacturer Event of~~

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	9

~~Default has occurred, and in each case leased under the AESOP I Operating Lease or the Finance Lease as of such date, and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.~~

“Series 2010-6 Maximum Tesla Amount” means, as of any day, an amount equal to ~~10~~25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

~~“Series 2010-6 Maximum Used Vehicle Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.~~

(b) Section 2.5 of the Series 2010-6 Supplement is hereby amended and restated as follows, (i) by deleting each text thereof which is lined out and (ii) by inserting each text thereof which is double underlined:

Section 2.5. Procedure for Decreasing the Series 2010-6 Invested Amount; Optional Termination.

(a) Subject to the following sentence, on any Business Day prior to the occurrence of an Amortization Event, upon the written request of ABRCF or the Administrator on behalf of ABRCF, the Series 2010-6 Invested Amount or during any Series 2010-6 Controlled Amortization Period the Class A Invested Amount and Class B Invested Amount only, may be reduced (a “Decrease”) by the Trustee’s withdrawing (as set forth in such request) (x) funds on deposit in the Series 2010-6 Excess Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day (after giving effect to any application pursuant to clauses (i), (ii) and (iii) of Section 3.2(f)) and/or (y) if such Business Day is during any Series 2010-6 Controlled Amortization Period, funds on deposit in the Series 2010-6 Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day that were allocated to the Series 2010-6 Notes pursuant to Section 3.2(b)(ii) on or prior to such Business Day which have not previously been withdrawn therefrom pursuant to either this clause (y) to make a Decrease or pursuant to Section 3.5(a) to be paid to the holders of the Series 2010-6 Notes, and, in each case, depositing such funds into the Series 2010-6 Distribution Account and distributing such funds to the Administrative Agent on such Business Day in accordance with Section 3.5(b); provided that ABRCF shall have given the Administrative Agent and each Committed Note Purchaser (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 a.m. (New York City time) on the second Business Day prior to such Decrease; provided, further, that any such Decrease shall be in an amount equal to $10,000,000 and integral multiples of $500,000 in excess thereof (or if such Decrease will be used to reduce one or more Non-Extending Purchaser Group’s Purchaser Group Invested Amounts, such Decrease may be in such amount as is necessary to reduce the Purchaser Group Invested Amounts of all such Non-Extending Purchaser Groups ~~to zero~~

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	10

as necessary to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2010-6 Notes to a replacement Purchaser Group as provided in Section 2.6(d)). Notwithstanding the previous sentence, the Class R Notes shall not be subject to a Decrease during any Series 2010-6 Controlled Amortization Period. Upon each Decrease, the Administrative Agent shall indicate in its records such Decrease, the Purchaser Group Invested Amount outstanding with respect to each Purchaser Group after giving effect to such Decrease and the Class R Invested Amount outstanding with respect to each Committed Note Purchaser after giving effect to such Decrease. Upon receipt of any notice required by Section 2.5(a) from ABRCF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group, no later than 1:00 p.m. (New York City time) on the Business Day received.

(b) On any Business Day, ABRCF shall have the right to deliver an irrevocable written notice (an “Optional Termination Notice”) to the Administrative Agent, each Committed Note Purchaser, the Trustee, the Administrator, Standard & Poor’s, Moody’s and the Rating Agencies in which ABRCF declares that the Commitments shall terminate on the date (the “Optional Termination Date”) set forth in such notice (which date, in any event, shall be a Distribution Date not less than twenty Business Days from the date on which such notice is delivered). Upon receipt of any Optional Termination Notice from ABRCF, the Administrative Agent shall promptly notify each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group thereof.

(c) From and after the Optional Termination Date, the Series 2010-6 Rapid Amortization Period shall commence for all purposes under this Supplement, the Base Indenture and the Related Documents.

(d) If there are Principal Collections on deposit in the Series 2010-6 Excess Collection Account on any Business Day on which the Purchaser Group Invested Amount with respect to any Non-Extending Purchaser Group shall not have been reduced ~~to zero~~as necessary to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2010-6 Notes to a replacement Purchaser Group as provided in Section 2.6(d) and ABRCF would be permitted under the terms of Section 2.5(a) to effect a Decrease with such funds, ABRCF shall request such a Decrease in accordance with Section 2.5(a) on the earliest possible date.

(c) Section 2.6(d) of the Series 2010-6 Supplement is hereby amended and restated as follows, (i) by deleting each text thereof which is lined out and (ii) by inserting each text thereof which is double underlined:

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	11

(d) If, (w) after receiving a request for extension of its applicable Scheduled Expiry Date from ABRCF pursuant to Section 2.6(b), a Non-Conduit Purchaser Group or the Funding Agent with respect to a CP Conduit Purchaser Group notifies ABRCF in writing of its decision not to extend such Scheduled Expiry Date as requested or fails to respond to ABRCF’s request within 30 days of its receipt of such request, (x) any Non-Conduit Purchaser Group or any CP Conduit Purchaser Group (or the Funding Agent with respect thereto, on behalf of such CP Conduit Purchaser Group) (a “Non-Consenting Purchaser Group”) fails to give its consent for any amendment or waiver requiring the consent of 100% of the Series 2010-6 Noteholders (or Purchaser Groups having Commitment Percentages aggregating 100%) or the consent of all affected Series 2010-6 Noteholders or Purchaser Groups (and such Purchaser Group is affected) and for which Holders of Series 2010-6 Notes representing at least a majority of the required voting percentage have consented, (y) after receiving a notice of Increase in accordance with Section 2.3(a), any Purchaser Group fails to fund the full amount of its Purchaser Group Increase Amount on the Increase Date (a “Non-Funding Purchaser Group”) or (z) any Affected Party with respect to any Non-Conduit Purchaser Group or any CP Conduit Purchaser Group (together with any Non-Extending Purchaser Group, Non-Consenting Purchaser Group or Non-Funding Purchaser Group, “Removed Purchaser Groups”) requests payment for any Article VII Costs payable under Section 7.1(e), at the request of ABRCF such ~~Non-Conduit Purchaser Group or such CP Conduit Purchaser Group~~ Removed Purchaser Group shall on a Distribution Date thereafter selected by ABRCF (or such other date as may be agreed by ABRCF, the Administrative Agent and such ~~Non-Conduit Purchaser or the Funding Agent with respect to such CP Conduit Purchaser Group~~ Removed Purchaser Group) assign all or any portion of their respective rights and obligations under this Supplement and the Series 2010-6 Notes pursuant to Section 11.1 to a replacement Purchaser Group selected by ABRCF upon payment by the replacement Purchaser Group (or upon payment by ABRCF as agreed to by ABRCF, the assignor and the assignee) of an amount equal to the sum of (i) the Purchaser Group Invested Amount with respect to such Removed Purchaser Group, and (ii)(A) if such Purchaser Group includes a Match Funding CP Conduit Purchaser, the sum of (x) all accrued and unpaid Discount on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser from the issuance date(s) thereof to but excluding the date (the “Purchase Effective Date”) of the assignment to the replacement Purchaser Group and (y) the aggregate Discount to accrue on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser from and including the Purchase Effective Date to and excluding the maturity date of each CP Tranche with respect to such Match Funding CP Conduit Purchaser or (B) if such Removed Purchaser Group includes a Pooled Funding CP Conduit

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	12

Purchaser, the sum of (x) the aggregate amount of accrued and unpaid Discount on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser as of the Purchase Effective Date and (y) the aggregate amount of Discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser from and including the Purchase Effective Date to and excluding the maturity dates of such Commercial Paper, and (iii) (A) if such Removed Purchaser Group is a Non-Conduit Purchaser Group, all accrued and unpaid interest on the Purchaser Group Invested Amount for such Non-Conduit Purchaser Group, calculated as the sum for each day from but excluding the last day of the Series 2010-6 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (1) the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount, as applicable, with respect to such Non-Conduit Purchaser on such day, times (2) the sum of Adjusted Daily Simple SOFR with respect to each such day and the Class A Program Fee Rate or the Class B Program Fee Rate, as applicable, with respect to such Non-Conduit Purchaser Group divided by (3) 360, or (B) if such Removed Purchaser Group is a CP Conduit Purchaser Group, the sum of (1) all accrued and unpaid interest on the APA Bank Funded Amount with respect to such Purchaser Group, calculated at the Alternate Base Rate or the applicable Adjusted Daily Simple SOFR plus the Class A Applicable Margin or the Class B Applicable Margin, as applicable, as of the Purchase Effective Date and (2) if such CP Conduit Purchaser Group includes a SOFR Funding CP Conduit Purchaser, all accrued and unpaid interest on the CP Conduit Funded Amount for such CP Conduit Purchaser Group, calculated as the sum for each day from but excluding the last day of the Series 2010-6 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (x) the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on each such day, times (y) Adjusted Daily Simple SOFR with respect to each such day with respect to such CP Conduit Purchaser Group divided by (z) 360, and (iv) if such Removed Group is a CP Conduit Purchaser Group, for each day from but excluding the last day of the Series 2010-6 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date, an amount equal to (x) the Class A CP Conduit Funded Amount or Class B CP Conduit Funded Amount, as applicable, with respect to such Removed Purchaser Group on such day times (y) the Class A Program Fee Rate or the Class B Program Fee Rate, as applicable, divided by (z) 360, and (v) for each day from but excluding the last

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	13

day of the Series 2010-6 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date, an amount equal to (x) the excess, if any, of the applicable Commitment Amount with respect to such Removed Purchaser Group over the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount, as applicable, with respect to such Purchaser Group on such day times (y) the Class A Commitment Fee Rate or the Class B Commitment Fee Rate, as applicable, as of such date divided by (z) 360, and (vi) all Article VII Costs then due and payable to such Removed Purchaser Group and (vii) without duplication, any other amounts then due and payable to such Removed Purchaser Group pursuant to this Supplement. To the extent a Removed Purchaser Group does not assign all or any portion of their respective rights and obligations under this Supplement and the Series 2010-6 Notes pursuant to Section 11.1 to a replacement Purchaser Group, the Removed Purchaser shall return their 2010-6 Note to the Trustee and ABCRF shall direct the Trustee to reduce or terminate such 2010-6 Note.

(d) Section 2.11 of the Series 2010-6 Supplement is hereby deleted in its entirety.

(e) Section 11.7 of the Series 2010-6 Supplement is hereby amended and restated as follows, by inserting each text thereof which is double underlined:

Section 11.7.     Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A:	Forms of Variable Funding Note
Exhibit A-1:	Form of Variable Funding Note, Class A
Exhibit A-2:	Form of Variable Funding Note, Class B
Exhibit A-3:	Form of Variable Funding Note, Class R
Exhibit B:	Form of Increase Notice
Exhibit C:	Form of Consent
Exhibit D:	Form of Series 2010-6 Demand Note
Exhibit E:	Form of Multi-Series Letter of Credit
Exhibit F:	Form of Lease Payment Deficit Notice
Exhibit G:	Form of Demand Notice
Exhibit H:	Form of Transfer Supplement
Exhibit I-1:	Form of Purchaser Group Supplement (Transfer)
Exhibit I-2:	Form of Purchaser Group Supplement (Additional Purchaser Group)
Exhibit J:	Form of Supplemental Indenture No. 4 to the Base Indenture
Exhibit K:	Form of Amendment to the Master Exchange Agreement
Exhibit L:	Form of Amendment to the AESOP I Operating Lease
Exhibit M:	Form of Amendment to the Finance Lease
AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	14

Exhibit N:	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit O:	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit P:	Form of Class R Supplement
Exhibit Q:	Form of Amendment to the Escrow Agreement
Exhibit R:	Form of Amendment to Administration Agreement
Exhibit S:	Form of Amendment to the AESOP II Operating Lease
Exhibit T:	Form of Amendment to the AESOP II Operating Lease Loan Agreement
Exhibit U:	Form of Amendment to the Original AESOP Nominee Agreement
Exhibit V:	Form of Amendment to the Disposition Agent Agreement
Exhibit W:	Form of Amendment to the Back-up Administration Agreement

(g) Section 11.25 of the Series 2010-6 Supplement is hereby amended and restated as follows, (i) by deleting each text thereof which is lined out and (ii) by inserting each text thereof which is double underlined:

Section 11.25. Consent to Certain Amendments. Each Series 2010-6 Noteholder, by executing this Supplement, hereby agrees and consents to (i) the execution by ABRCF of a Supplemental Indenture to the Base Indenture substantially in the form of Exhibit J hereto, (ii) the execution of an amendment to the Master Exchange Agreement substantially in the form of Exhibit K hereto, (iii) the execution of an amendment to the AESOP I Operating Lease substantially in the form of Exhibit L hereto, (iv) the execution of an amendment to the Finance Lease substantially in the form of Exhibit M hereto, (v) the execution of an amendment to the AESOP I Operating Lease Loan Agreement substantially in the form of Exhibit N hereto, (vi) the execution of an amendment to the AESOP I Finance Lease Loan Agreement substantially in the form of Exhibit O hereto, (vii) the execution of an amendment to the Escrow Agreement substantially in the form of Exhibit Q hereto, (viii) the execution of an amendment to the Administration Agreement substantially in the form of Exhibit R hereto ~~and~~, (ix) the execution of an amendment to the AESOP II Operating Lease substantially in the form of Exhibit S hereto~~. Such agreement and~~, (x) the execution of an amendment to the AESOP II Operating Lease Loan Agreement substantially in the form of Exhibit T hereto, (xi) the execution of an amendment to the Original AESOP Nominee Agreement substantially in the form of Exhibit U hereto, (xii) the execution of an amendment to the Disposition Agent Agreement substantially in the form of Exhibit V hereto and (xiii) the execution of an amendment to the Back-up Administration Agreement substantially in the form of Exhibit W hereto. Such deemed consent will apply to each proposed amendment set forth in Exhibits J, K, L, M, N, O, P, Q, R ~~and~~, S, T, U, V and W individually, and the failure to adopt

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	15

any of the amendments set forth therein will not revoke the agreement and consent with respect to any other amendment.

2.      Amendment of Exhibits. Exhibits J, K, L, M, N, O, P, Q, R, and S of the Series 2010-6 Supplement are hereby deleted in their entirety and substituted with those in Schedule A hereto. Exhibits T, U, V and W are hereby added as exhibits to the Series 2010-6 Supplement as they appear in Schedule A hereto.

3.      Amendment of Schedule I. Schedule I of the Series 2010-6 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule B hereto.

4.      Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2010-6 Agent) hereby authorize and direct the Trustee and Series 2010-6 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

5.      This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2010-6 Supplement.

6.      This Amendment shall become effective on the later of (x) the date hereof and (y) the date on which each of the following shall have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2010-6 Noteholders shall have been delivered to the Trustee and the Series 2010-6 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, (vi) ABRCF shall have issued and directed the Trustee to authenticate, and the Trustee shall have authenticated (1) a Class A Note in the name of each Funding Agent or each Non-Conduit Purchaser, as applicable, with respect to each Purchaser Group whose Class A Maximum Purchaser Group Invested Amount is changing in connection with this Amendment, and (2) a Class B Note in the name of each Funding Agent or each Non-Conduit Purchaser, as applicable, with respect to each Purchaser Group whose Class B Maximum Purchaser Group Invested Amount is changing in connection with this Amendment, in each case in an amount equal to the applicable Maximum Purchaser Group Invested Amount with respect to each such Purchaser Group (after giving effect to the effectiveness of this Amendment), and shall have delivered such Series 2010-6 Notes to such applicable Funding Agents or Non-Conduit Purchasers, (vii) the amendment, dated as of the date hereof, to the

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	16

Series 2015-3 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived, (viii) the Administrative Agent and each Purchaser Group shall have received payment of any fees payable to it in connection with this Amendment and (ix) ABRCF shall have delivered a transaction summary, as required to be disclosed pursuant to Article 7 of the EU Securitization Regulation, in final form (such later date, the “Amendment Effective Date”).

7.      From and after the Amendment Effective Date, all references to the Series 2010-6 Supplement shall be deemed to be references to the Series 2010-6 Supplement as amended hereby.

8.      This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

9.      THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	17

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2010-6 Agent

By:	/s/ David H. Hill
	Name:	David H. Hill
	Title:	Vice President

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

AGREED, ACKNOWLEDGED AND CONSENTED:

LIBERTY STREET FUNDING LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement

By:	/s/ Kevin J. Corrigan
	Name:	Kevin J. Corrigan
	Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Funding Agent and an APA Bank under
the Series 2010-6 Supplement

By:	/s/ Douglas Noe
	Name:	Douglas Noe
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

CAFCO, LLC,

as a CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	Citibank, N.A., as
Attorney-in-fact

By:	/s/ Linda Moses
	Name:	Linda Moses
	Title:	Attorney-in-Fact

CHARTA, LLC,

as a CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	Citibank, N.A., as
Attorney-in-fact

By:	/s/ Linda Moses
	Name:	Linda Moses
	Title:	Attorney-in-Fact

CIESCO, LLC,

as a CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	Citibank, N.A., as
Attorney-in-fact

By:	/s/ Linda Moses
	Name:	Linda Moses
	Title:	Attorney-in-Fact

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

CRC FUNDING, LLC,

as a CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	Citibank, N.A., as
Attorney-in-fact

By:	/s/ Linda Moses
	Name:	Linda Moses
	Title:	Attorney-in-Fact

CITIBANK, N.A., as

an APA Bank under the Series

2010-6 Supplement

By:	/s/ Peter Hext
	Name:	Peter Hext
	Title:	Attorney-in-Fact

CITIBANK, N.A.,

as a Funding Agent under the Series

2010-6 Supplement

By:	/s/ Peter Hext
	Name:	Peter Hext
	Title:	Attorney-in-Fact

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

BARTON CAPITAL S.A.,
as a CP Conduit Purchaser under the Series
2010-6 Supplement

By:	/s/ Martin Finan
	Name:	Martin Finan
	Title:	Managing Director

SOCIETE GENERALE,
as a Funding Agent and an APA Bank under
the Series 2010-6 Supplement

By:	/s/ Martin Finan
	Name:	Martin Finan
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

CHARIOT FUNDING LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series
2010-6 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2010-6
Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

ATLANTIC ASSET SECURITIZATION LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement

By:	/s/ Konstantina Kourmpetis
	Name:	Konstantina Kourmpetis
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Funding Agent and an APA Bank under the
Series 2010-6 Supplement

By:	/s/ Konstantina Kourmpetis
	Name:	Konstantina Kourmpetis
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

Bank of America, National Association,
as a Non-Conduit Purchaser under the Series
2010-6 Supplement

By:	/s/ Andrew Estes
	Name:	Andrew Estes
	Title:	Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

THUNDER BAY FUNDING, LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement

By:	Royal Bank of Canada, as
Attorney-in-fact

By:	/s/ Kevin P. Wilson
	Name:	Kevin P. Wilson
	Title:	Authorized Signatory

By:	/s/ Irina Racheva
	Name:	Irina Racheva
	Title:	Authorized Signatory

ROYAL BANK OF CANADA,
as a Funding Agent and an APA Bank under the Series
2010-6 Supplement

By:	/s/ Kevin P. Wilson
	Name:	Kevin P. Wilson
	Title:	Authorized Signatory

By:	/s/ Irina Racheva
	Name:	Irina Racheva
	Title:	Authorized Signatory

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

STARBIRD FUNDING CORPORATION,
as a CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

BNP PARIBAS,
as a Funding Agent and an APA Bank under the

Series 2010-6 Supplement

By:	/s/ Steven Parsons
	Name:	Steven Parsons
	Title:	Managing Director

By:	/s/ Advait Joshi
	Name:	Advait Joshi
	Title:	Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

BANK OF MONTREAL,
as an APA Bank under the Series
2010-6 Supplement

By:	/s/ Jacqueline M. Lentz
	Name:	Jacqueline M. Lentz
	Title:	Vice President

FAIRWAY FINANCE COMPANY, LLC,
as a CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	/s/ Irina Khaimova
	Name:	Irina Khaimova
	Title:	Vice President

BMO CAPITAL MARKETS CORP.,
as Funding Agent under the

Series 2010-6 Supplement

By:	/s/ John Pappano
	Name:	John Pappano
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

VICTORY RECEIVABLES CORPORATION,
as CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	/s/ Kevin J. Corrigan
	Name:	Kevin J. Corrigan
	Title:	Vice President

MUFG BANK, LTD. F/K/A THE BANK OF

TOKYO-MITSUBISHI UFJ, LTD.,

as Funding Agent under the

Series 2010-6 Supplement

By:	/s/ Christopher Pohl
	Name:	Christopher Pohl
	Title:	Managing Director

MUFG BANK, LTD. F/K/A THE BANK OF

TOKYO-MITSUBISHI UFJ, LTD.,

as an APA Bank under the

Series 2010-6 Supplement

By:	/s/ Christopher Pohl
	Name:	Christopher Pohl
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

LLOYDS BANK PLC,

as a Non-Conduit Purchaser under the

Series 2010-6 Supplement

By:	/s/ Edward Leng
	Name:	Edward Leng
	Title:	Director

By:	/s/ Olivier Riffaud
	Name:	Olivier Riffaud
	Title:	Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

TRUIST BANK,

as a Non-Conduit Purchaser under the Series

2010-6 Supplement

By:	/s/ Emily Shields
	Name:	Emily Shields
	Title:	Senior Vice President

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

MORGAN STANLEY BANK, N.A.,

as a Non-Conduit Purchaser under the Series

2010-6 Supplement

By:	/s/ Stephen Marchi
	Name:	Stephen Marchi
	Title:	Authorized Signatory

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

VERSAILLES ASSETS LLC,

as CP Conduit Purchaser under the

Series 2010-6 Supplement

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

NATIXIS, NEW YORK BRANCH,

as Funding Agent under the

Series 2010-6 Supplement

By:	/s/ David Bondy
	Name:	David Bondy
	Title:	Managing Director

By:	/s/ Rafael Doo
	Name:	Rafael Doo
	Title:	Vice President

NATIXIS, NEW YORK BRANCH,

as an APA Bank under the

Series 2010-6 Supplement

By:	/s/ David Bondy
	Name:	David Bondy
	Title:	Managing Director

By:	/s/ Rafael Doo
	Name:	Rafael Doo
	Title:	Vice President

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

WELLS FARGO BANK N.A.,

as a Non-Conduit Purchaser under the

Series 2010-6 Supplement

By:	/s/ Joseph McElroy
	Name:	Joseph McElroy
	Title:	Managing Director

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

AESOP LEASING, L.P.,

as a Committed Note Purchaser under the Series

2010-6 Supplement

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

AVIS BUDGET CAR RENTAL, LLC,

as Administrator

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

Schedule B to First Amendment

SCHEDULE I-A TO FIFTH AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT

CP Conduit Purchaser Groups

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Class A Maximum Purchaser Group Invested Amount	Class B Maximum Purchaser Group Invested Amount	Conduit Type	Class A Purchased Percentage	Class B Purchased Percentage
1.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$240,000,000	$62,500,000	Pooled Funding Conduit Purchaser	7.67%	27.47%
2.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$360,000,000	$40,000,000	Pooled Funding Conduit Purchaser	11.50%	17.58%
3.	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	Credit Agricole Corporate and Investment Bank	100%	$240,000,000	$62,500,000	Pooled Funding Conduit Purchaser	7.67%	27.47%
4.	Starbird Funding Corporation	BNP Paribas	BNP Paribas	100%	$180,000,000	$0	Pooled Funding Conduit Purchaser	5.75%	0.00%
5.	Victory Receivables Corporation	MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.	MUFG Bank, Ltd. f/k/a/ The Bank of Tokyo-Mitsubishi UFJ, Ltd.	100%	$180,000,000	$0	Pooled Funding Conduit Purchaser	5.75%	0.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	1

6.	Fairway Finance Company, LLC	Bank of Montreal	BMO Capital Markets Corp.	100%	$180,000,000	$0	Pooled Funding Conduit Purchaser	5.75%	0.00%
7.	Thunder Bay Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	100%	$240,000,000	$0	Pooled Funding Conduit Purchaser	7.67%	0.00%
8.	Barton Capital S.A.	Societe Generale	Societe Generale	100%	$180,000,000	$0	Pooled Funding Conduit Purchaser	5.75%	0.00%
9.	CAFCO, LLC CHARTA, LLC CIESCO, LLC CRC Funding, LLC	Citibank, N.A.	Citibank, N.A.	100%	$300,000,000	$0	Pooled Funding Conduit Purchaser	9.58%	0.00%
10.	Versailles Assets LLC	Natixis, New York Branch	Natixis, New York Branch	100%	$100,000,000	$0	Pooled Funding Conduit Purchaser	3.19%	0.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	2

Non-Conduit Purchasers

	Non-Conduit Purchaser	Class A Maximum Purchaser Group Invested Amount	Class A Purchased Percentage	Class B Maximum Purchaser Group Invested Amount	Class B Purchased Percentage
1.	Bank of America, National Association	$240,000,000	7.67%	$0	0.00%
2.	Truist Bank	$180,000,000	5.75%	$62,500,000	27.47%
3.	Lloyds Bank plc	$180,000,000	5.75%	$0	0.00%
4.	Wells Fargo Bank N.A.	$180,000,000	5.75%	$0	0.00%
5.	Morgan Stanley Bank, N.A.	$150,000,000	4.79%	$0	0.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	3

Committed Note Purchasers

	Committed Note Purchaser	Class R Maximum Invested Amount	Purchased Percentage
1.	AESOP Leasing, L.P.	$201,450,000 (or such higher amount as provided in accordance with Section 2.6(a) herein)	100.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement	4

SCHEDULE I-B TO FIFTH AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT

CP Conduit Purchaser Groups

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Class A Maximum Purchaser Group Invested Amount	Class B Maximum Purchaser Group Invested Amount	Conduit Type	Class A Purchased Percentage	Class B Purchased Percentage
1.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$200,000,000	$37,500,000	Pooled Funding Conduit Purchaser	7.62%	27.47%
2.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$300,000,000	$24,000,000	Pooled Funding Conduit Purchaser	11.43%	17.58%
3.	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	Credit Agricole Corporate and Investment Bank	100%	$200,000,000	$37,500,000	Pooled Funding Conduit Purchaser	7.62%	27.47%
4.	Starbird Funding Corporation	BNP Paribas	BNP Paribas	100%	$150,000,000	$0	Pooled Funding Conduit Purchaser	5.71%	0.00%
5.	Victory Receivables Corporation	MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.	MUFG Bank, Ltd. f/k/a/ The Bank of Tokyo-Mitsubishi UFJ, Ltd.	100%	$150,000,000	$0	Pooled Funding Conduit Purchaser	5.71%	0.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

6.	Fairway Finance Company, LLC	Bank of Montreal	BMO Capital Markets Corp.	100%	$150,000,000	$0	Pooled Funding Conduit Purchaser	5.71%	0.00%
7.	Thunder Bay Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	100%	$200,000,000	$0	Pooled Funding Conduit Purchaser	7.62%	0.00%
8.	Barton Capital S.A.	Societe Generale	Societe Generale	100%	$150,000,000	$0	Pooled Funding Conduit Purchaser	5.71%	0.00%
9.	CAFCO, LLC CHARTA, LLC CIESCO, LLC CRC Funding, LLC	Citibank, N.A.	Citibank, N.A.	100%	$250,000,000	$0	Pooled Funding Conduit Purchaser	9.52%	0.00%
10.	Versailles Assets LLC	Natixis, New York Branch	Natixis, New York Branch	100%	$100,000,000	$0	Pooled Funding Conduit Purchaser	3.81%	0.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

Non-Conduit Purchasers

	Non-Conduit Purchaser	Class A Maximum Purchaser Group Invested Amount	Class A Purchased Percentage	Class B Maximum Purchaser Group Invested Amount	Class B Purchased Percentage
1.	Bank of America, National Association	$200,000,000	7.62%	$0	0.00%
2.	Truist Bank	$150,000,000	5.71%	$37,500,000	27.47%
3.	Lloyds Bank plc	$150,000,000	5.71%	$0	0.00%
4.	Wells Fargo Bank N.A.	$150,000,000	5.71%	$0	0.00%
5.	Morgan Stanley Bank, N.A.	$125,000,000	4.76%	$0	0.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement

Committed Note Purchasers

	Committed Note Purchaser	Class R Maximum Invested Amount	Purchased Percentage
1.	AESOP Leasing, L.P.	$170,000,000 (or such higher amount as provided in accordance with Section 2.6(a) herein)	100.00%

AESOP 2010-6 - First Amendment to the Fifth A&R Series 2010-6 Supplement